UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[X]  Preliminary Proxy Statement           [ ]   Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(c)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                               Nations Funds Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:   N/A
                                                                        --------
     2)  Aggregate number of securities to which transaction applies:    N/A
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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     4)  Proposed maximum aggregate value of transaction: N/A
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     5)  Total fee paid: N/A
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: N/A
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     4)  Date Filed: N/A
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Notes:

                                NATIONS RESERVES
                               NATIONS FUNDS TRUST
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                             Telephone: 800-653-9427


                                                               January 20, 2001


DEAR SHAREHOLDER:


     On behalf of the Boards of Trustees of Nations Reserves and Nations Funds Trust, we are pleased to invite you to special meetings of shareholders of Nations Marsico Growth & Income Fund, Nations Marsico Focused Equities Fund and Nations Marsico 21st Century Fund (each a "Fund" and collectively, the "Funds") to be held jointly at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina (the "Meetings").

     At the Meetings, you will be asked to approve an investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital"). Marsico Capital has recently experienced a change in ownership, which has not resulted in, and is not expected to result in, any significant change to the Marsico Capital personnel who manage the Funds or in the way that the Funds are managed. Nevertheless, the federal securities laws require that shareholders of each Fund be given the opportunity to approve a new investment sub-advisory agreement in order to allow Marsico Capital to continue to serve as investment sub-adviser to each Fund whenever this type of change occurs. The general array of sub-advisory services provided under the new agreement and the aggregate fees payable by each Fund for sub-advisory services remain unchanged from the previous sub-advisory agreements. Approval of the new investment sub-advisory agreement also will have the effect of confirming the interim investment sub-advisory agreements with Marsico Capital that were put in place for each Fund after the change in ownership, and pursuant to which Marsico Capital currently provides investment sub-advisory services to the Funds. Accordingly, we are soliciting your vote on the new investment sub-advisory agreement that is proposed to be put in place for your Fund as a result of the change in ownership of Marsico Capital.

     In addition, shareholders of each of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund also will be asked to approve a proposed reorganization (the "Reorganization") into a successor mutual fund in Nations Funds Trust, another registered investment company within the Nations Funds family.

     Each new mutual fund (each a "Successor Fund" and together, the "Successor Funds") will have the same name, investment objective, investment adviser, investment sub-adviser, principal investment strategies and investment risks as those of your current Fund. In addition, the Reorganization will not result in any change to the total operating expense ratios of the various classes of shares. Similarly, the features and services that are available to shareholders today will continue to be available to Successor Fund shareholders after the Reorganization.

     The Reorganization offers several benefits. First, the Reorganization is one part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. Over time, management expects to reduce the number of registered investment companies in the Nations Funds family without necessarily impacting investment alternatives. Streamlining the Nations Funds family may allow it and the Successor Funds to achieve cost savings by reducing certain accounting, legal and securities registration costs. Also, the Successor Funds will be part of a Delaware business trust, which generally has greater advantages as a business form than a Massachusetts business trust like Nations Reserves.

     If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that each Fund would be reorganized into its corresponding Successor Fund on or about June 8, 2001, when Fund shares would be exchanged for shares of the same class of shares of the corresponding Successor Fund of equal dollar value. The exchange in shares in the Reorganization is expected to be tax-free under federal law.

     None of the customary costs associated with this proxy solicitation will be borne by the Funds or their shareholders.

     THE BOARDS OF TRUSTEES OF NATIONS RESERVES AND NATIONS FUNDS TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENT. THE BOARD OF TRUSTEES OF NATIONS RESERVES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.

     The formal Notice of Special Meetings, Proxy Statement and Proxy Ballot(s) are enclosed. Both the proposed new sub-advisory agreement and the Reorganization, and the reasons for the unanimous recommendation of the Boards of Trustees, are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.

     We look forward to your attendance at the Meetings or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meetings.


                                           Sincerely,



                                           A. MAX WALKER
                                           President and Chairman of the Boards
                                           of Trustees of Nations Reserves and
                                           Nations Funds Trust

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT(S) TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY FAX AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

  Two Quick And Easy Ways To Submit Your Proxy

  As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement select one of the following quick and easy methods to submit your proxy -- accurately and quickly.


  Vote On-Line                                     Vote By Toll-Free Phone Call
  1. Read the enclosed Proxy Statement and have    1. Read the enclosed Proxy Statement and have
     your Proxy Ballot(s)* at hand.                   your Proxy Ballot(s)* at hand.
  2. Go to Web site www.proxyvote.com              2. Call toll-free 1-800-690-6903.
  3. Enter the 12-digit Control Number found on    3. Enter the 12-digit Control Number found on
     your Proxy Ballot(s).                            your Proxy Ballot(s).
  4. Submit your proxy using the easy-to-follow    4. Submit your proxy using the easy-to-follow
     instructions.                                    instructions.

 * Do not mail the Proxy Ballot(s) if submitting your Proxy by Internet, fax or telephone.

                    NATIONS RESERVES and NATIONS FUNDS TRUST
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                                 1-800-653-9427
                 ----------------------------------------------
                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 12, 2001
                 ----------------------------------------------

TO NATIONS MARSICO GROWTH & INCOME FUND AND NATIONS MARSICO FOCUSED EQUITIES FUND SHAREHOLDERS:

     PLEASE TAKE NOTE THAT special meetings of shareholders of Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund of Nations Reserves (each a "Fund" and together, the "Funds") will be held jointly at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

     ITEM 1. A new investment sub-advisory agreement for each Fund with Marsico Capital Management, LLC ("Marsico Capital").

     ITEM 2. A proposed agreement and plan of reorganization dated as of January 20, 2001 (the "Reorganization Agreement"), by and between Nations Reserves, on behalf of Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund, and Nations Funds Trust, on behalf of corresponding mutual funds (each a "Successor Fund" and together, the "Successor Funds"). The Reorganization Agreement provides for the transfer of the assets and liabilities of each Fund to a corresponding Successor Fund, in exchange for shares of equal value of designated classes of the corresponding Successor Fund.

     ITEM 3. Such other business as may properly come before the meetings or any adjournment(s).

TO NATIONS MARSICO 21ST CENTURY FUND SHAREHOLDERS:

     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Marsico 21st Century Fund of Nations Funds Trust will be held at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, jointly with the special meetings noted above for the purpose of considering and voting upon:

     ITEM 1. A new investment sub-advisory agreement with Marsico Capital.

     ITEM 2. Such other business as may properly come before the meeting or any adjournment(s).

     YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF EACH
PROPOSAL.

     Shareholders of record as of the close of business on January 15, 2001 are entitled to notice of, and to vote at, the meetings or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S), WHICH IS BEING SOLICITED BY THE BOARDS OF TRUSTEES OF NATIONS RESERVES AND NATIONS FUNDS TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR
PROXIES: 1) BY FAX AT (704) 388-2641; 2) BY TELEPHONE AT (800) 690-6903; OR 3)
ON-LINE AT WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS RESERVES AND/OR NATIONS FUNDS TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGS AND VOTING IN PERSON.


                               By Order of the Boards of Trustees,

                               RICHARD H. BLANK, JR.
                               Secretary of Nations Reserves and Nations Funds Trust
January 20, 2001

                                 PROXY STATEMENT
                             Dated January 20, 2001

                   NATIONS RESERVES and NATIONS FUNDS TRUST
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                                 1-800-653-9427

     This Proxy Statement ("Proxy") is furnished in connection with the solicitation of proxies by the Board of Trustees of Nations Reserves ("Reserves") and the Board of Trustees of Nations Funds Trust ("Funds Trust") at special meetings of shareholders of Nations Marsico Growth & Income Fund, Nations Marsico Focused Equities Fund and Nations Marsico 21st Century Fund (each a "Fund" and collectively, the "Funds"). The Board of Trustees of Reserves and the Board of Trustees of Funds Trust are sometimes referred to as the "Boards." The special meetings and any adjournment(s) are referred to as the "Meetings." The Meetings have been called to consider the following proposals:

FOR NATIONS MARSICO GROWTH & INCOME FUND AND NATIONS MARSICO FOCUSED EQUITIES FUND SHAREHOLDERS:

     ITEM 1. A new investment sub-advisory agreement for each Fund with Marsico Capital Management, LLC ("Marsico Capital").

     ITEM 2. A proposed agreement and plan of reorganization dated as of January 20, 2001 (the "Reorganization Agreement"), by and between Reserves, on behalf of Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund and Nations Funds Trust, on behalf of corresponding mutual funds (each a "Successor Fund" and together, the "Successor Funds"). The Reorganization Agreement provides for the transfer of the assets and liabilities of each Fund to a corresponding Successor Fund, in exchange for shares of equal value of designated classes of the corresponding Successor Fund.

     ITEM 3. Such other business as may properly come before the Meetings or any adjournment(s).

     Each Successor Fund is referred to as a "successor" because each was created to receive the assets and liabilities and to continue the operations of its corresponding Fund. While there are some differences between the Funds and their corresponding Successor Funds, which are discussed below, an investment in a Successor Fund will be considered substantially the same as an investment in its corresponding Fund.

FOR NATIONS MARSICO 21ST CENTURY FUND SHAREHOLDERS:

     ITEM 1. A new investment sub-advisory agreement with Marsico Capital.

     ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).

     Additional information about the Funds is available in their:

     o Prospectuses;

     o Statements of Additional Information, or SAIs; and

     o Annual and Semi-Annual Reports to shareholders.

     All of this information is in documents filed with the Securities and Exchange Commission (the "SEC"). The annual reports to shareholders for the fiscal year ended March 31, 2000 and semi-annual reports to shareholders for the fiscal period ended September 30, 2000 previously have been mailed to shareholders. Additional copies are available without charge by writing the address given above or by calling 1-800-321-7854. Documents also are available on the website of the SEC at www.sec.gov.

     Copies of the effective prospectuses of the Successor Funds will be provided to shareholders at the time the Reorganization is consummated. Shareholders may, after the Reorganization, obtain copies of the Statements of Additional Information relating to the Successor Funds without charge by calling 1-800-321-7854 or by writing Funds Trust at: Nations Funds Trust, c/o Stephens Inc., One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

     It is expected that this Proxy will be mailed to shareholders on or about January 20, 2001.

    Special Note Regarding the Funds' Master/Feeder Structure and Terms Used
                              Throughout This Proxy

     Shareholders of Nations Marsico Growth & Income Fund, Nations Marsico Focused Equities Fund and Nations Marsico 21st Century Fund may recall that the Funds are each "feeder" funds in a master/feeder structure where Nations Marsico Growth & Income Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Marsico 21st Century Master Portfolio, respectively, of Nations Master Investment Trust serve as the master portfolio (the "Master Portfolio"). Because the assets of each feeder Fund are invested in the corresponding Master Portfolio, investment advisory and sub-advisory services are provided at the Master Portfolio level. Therefore, the new investment sub-advisory agreement affecting each feeder Fund is not a contract with the Fund directly but rather with the Master Portfolio. As an interestholder in the corresponding Master Portfolio, each Fund is "passing-through" the vote to Fund shareholders via this proxy solicitation, and will vote its interests in its Master Portfolio in the same proportion as Fund shareholders vote. In addition, in order to avoid confusion of terms, throughout this Proxy, the terms Fund and Master Portfolio are sometimes used interchangeably. Also, any approvals made by the Boards, on behalf of the Funds that are discussed in this Proxy, also were made by the Board of Nations Master Investment Trust, on behalf of each Master Portfolio.

     In order to avoid confusion and repetition in this Proxy, the term "Board" should be understood to refer to the Board of Reserves, acting on behalf of Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund, the Board of Funds Trust, action on behalf of Nations Marsico 21st Century Fund, and the Board of Nations Master Investment Trust, acting on behalf of the Master Portfolios, as the context requires. Additionally, the singular terms "Previous Agreement," "Interim Agreement" and "New Agreement" (which are defined below) are used to refer to the separate Previous Agreements, Interim Agreements and New Agreement with Nations Master Investment Trust, that relate to the Master Portfolios.

                  APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT


Overview


     The investment sub-adviser that manages the Funds on a day-to-day basis is Marsico Capital. In June 2000, Bank of America Corporation ("Bank of America"), on behalf of itself and its subsidiaries, entered into a definitive agreement with the general partner and limited partners of TFM Holdings, LLLP ("TFM Holdings") pursuant to which Bank of America agreed to purchase their interests in TFM Holdings (the "Transaction"). Prior to the Transaction, TFM Holdings owned 50% of Marsico Capital. Following the Transaction, which occurred on January 2, 2001, a Bank of America wholly-owned subsidiary, Marsico Management Holdings, LLC, now owns 100% of Marsico Capital.

     The Transaction has not resulted in any change in Marsico Capital personnel who manage the Funds or in the way that the Funds are managed. Additionally, the investment objectives and principal investment strategies of the Funds, and the investment advisory and sub-advisory fees payable by the Funds have not changed, and are not expected to change, as a result of the Transaction.

     Nevertheless, in order to protect investors, the Investment Company Act of 1940, as amended (the "1940 Act"), effectively requires that an investment sub-advisory agreement automatically terminate any time an investment sub-adviser undergoes a change in ownership or control. Shareholders must then approve a new agreement in order for the fund to continue to receive contractual sub-advisory services. In order to ensure that a fund is not left without contractual sub-advisory services after the automatic termination of a sub-advisory agreement, but before shareholders can approve a new agreement, Rule 15a-4 under the 1940 Act allows a mutual fund's board of trustees to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions.

     The consummation of the Transaction has resulted in a "change of control" of Marsico Capital of the type that constitutes an assignment and immediate termination of the investment sub-advisory agreements last approved by each Fund's shareholders (the "Previous Agreement"). In anticipation of the Transaction and to ensure a continuity of contractually provided sub-advisory services to the Funds, on August 23, 2000 the Boards approved, for each Fund, both an interim investment sub-advisory agreements (the "Interim Agreement") and also a new definitive investment sub-advisory agreement (the "New Agreement") with Marsico Capital. Consequently, Marsico Capital currently serves as investment sub-adviser to each Fund under the Interim Agreement. Rule 15a-4 permits Marsico Capital to continue to so serve under the current Interim Agreements until May 31, 2001 (which is 150 days from January 2, 2001).


Description of the Interim Agreement and the New Agreement

     In accordance with the terms of Rule 15a-4, the Interim Agreement (i) does not provide for any increase in the compensation to be received by Marsico Capital from that provided in the Previous Agreement; (ii) provides that the Board, or a majority of a Fund's outstanding shares, may terminate the Interim Agreement at any time, without payment of any penalty, on ten (10) days' written notice to Marsico Capital; (iii) contains the same terms and conditions as the Previous Agreement, except for required exceptions; and

(iv) provides that compensation earned by Marsico Capital under the Interim Agreement be held in an interest-bearing escrow account to be paid to Marsico Capital only if the shareholders of the applicable Fund approve the New Agreement, and that if shareholders do not approve the New Agreement, Marsico Capital shall be entitled to a portion of such compensation that equals its costs incurred in providing services under such Interim Agreement (plus interest earned on that amount while in escrow). Except for these differences and its effective date, the Interim Agreement is identical to the Previous Agreement (which was approved by Fund shareholders).

     The term of the Interim Agreement is from January 2, 2001 through the date that Fund shareholders approve a new investment sub-advisory agreement, but in no case later than 150 days from January 2, 2001 -- or May 31, 2001. Under the Interim Agreement, Marsico Capital is entitled to receive a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of each Fund.

     The New Agreement is based on a new uniform form of agreement that the entire Nations Funds family is in the process of implementing. Accordingly, the New Agreement will be different in form than the Previous Agreement and Interim Agreement (except with respect to Nations Marsico 21st Century Fund whose Previous Agreement is the new uniform form of agreement). The scope and type of services under the New Agreement are substantially the same as those provided under the Previous Agreement and Interim Agreement.

     This new form of agreement is more efficient for the Funds and Banc of America Advisors, Inc. ("BAAI") -- the Funds' investment adviser -- to utilize because of its standardization. In addition, the New Agreement benefits the Funds by providing for the indemnification of the Funds by Marsico Capital under certain circumstances. Specifically, Marsico Capital agrees to hold the Funds harmless from any and all direct or indirect claims, losses, liabilities or damages resulting from a breach of fiduciary duty with respect to the receipt of compensation for services arising from: (i) willful misfeasance, bad faith or negligence on the part of Marsico Capital or any of its officers, directors, employees or agents in connection with their duties under the New Agreement;
(ii) reckless disregard by Marsico Capital or its officers, directors, employees or agents of any of their obligations and duties under the New Agreement; or
(iii) any violations of federal or state securities laws, rules, regulations, statutes and codes by Marsico Capital or any of its officers, directors, employees or agents. In an attempt to further protect the Funds, the New Agreement requires Marsico Capital to maintain a blanket bond and professional liability insurance in an amount acceptable to BAAI.

     The New Agreement contains additional provisions that are intended to ensure continued consistency in the services provided to the Funds. For example, if Marsico Capital becomes aware of any event or occurrence that could have a material impact on the performance of its duties, the New Agreement requires Marsico Capital to provide notice of such event to BAAI and the Funds. This will enable BAAI and the Funds to avoid any interruptions in the sub-advisory services provided to the Funds that might result from events beyond the control of the Funds.

     In general, however, the Interim Agreement and New Agreement are similar. Pursuant to both the Interim Agreement and New Agreement, Marsico Capital will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds, and will place the daily orders for the purchase or sale of securities. Under both agreements, Marsico Capital also will provide additional services related to the continuous investment program, including recordkeeping services; will comply with all applicable rules and regulations of the SEC; will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; will use its best efforts to seek on behalf of the Funds the best overall terms available when executing portfolio transactions, and in evaluating the best overall terms available, may consider the brokerage and research services provided to the Funds and/or other accounts over which Marsico Capital exercises investment discretion. Under both the Interim Agreement and the New Agreement, BAAI retains authority over the management of the Funds and the investment and disposition of the Funds' assets.

     If approved by shareholders at the Meetings, the New Agreement will remain in effect for a two-year period following the date of such approval. Thereafter, the New Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board, or by a vote of a majority of the outstanding shares of each of the Funds, and in either case by a majority of the Trustees who are not interested persons of the Funds or Marsico Capital, as that term is defined in the 1940 Act (the "Non-Interested Trustees"). The investment sub-advisory fee rate payable to Marsico Capital for each Fund under the New Agreement is the same as that shown above for the Interim Agreement.

     Copies of the Interim Agreement and New Agreement are available upon request by writing or by calling Reserves or Funds Trust at the toll-free number listed on the first page of this Proxy.


Board Consideration

     Marsico Capital served as the sub-adviser to the Funds pursuant to the Previous Agreement for Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund, which is dated August 20, 1999, and was approved by the sole shareholder of each such Fund on August 19, 1999. Marsico Capital also served as the sub-adviser pursuant to the Previous Agreement for Nations Marsico 21st Century Fund, which is dated April 7, 2000, and was approved by the sole shareholder of such Fund on April 7, 2000. The Interim Agreement and the New Agreement were approved by the Boards, including a majority of the Non-Interested Trustees, at regular in-person meetings held on August 23, 2000.

     At the August 23, 2000 in-person meetings, the Boards were informed of the Transaction, and the expected resulting assignment and termination of the Funds' Previous Agreement. The Boards were provided with information concerning the Interim Agreement and New Agreement and were informed of the standards that each Board should apply in determining whether to approve the Interim Agreement and New Agreement. The information provided by Marsico Capital and BAAI to the Boards included a description of the Transaction, investment sub-advisory comparative fee information and a discussion of how the Transaction would affect Marsico Capital's ability to perform its duties as set forth in the New Agreement. In this regard, the Boards were advised by BAAI and Marsico Capital that they did not expect that the Transaction would have a material effect on the operations of the Funds or their shareholders. Marsico Capital also noted that its management did not contemplate any material change in the day-to-day operations of Marsico Capital and that the internal management structure of Marsico Capital would remain largely unchanged after the Transaction.

     At the August 23, 2000 meetings, the Boards, including the Non-Interested Trustees, unanimously approved the Interim Agreement and New Agreement. Specifically, the Boards determined that the compensation payable under the Interim Agreement and New Agreement was fair and reasonable and did not reflect an increase in compensation from the Previous Agreement. The Boards also determined that the scope and quality of services to be provided to the Funds under the Interim Agreement and New Agreement would be at least equivalent to the scope and quality of services provided under the corresponding Previous Agreement. The Boards based their decision to recommend the approval of the Interim Agreement and New Agreement on the following material factors: (i) the scope and type of services under the Interim Agreement and New Agreement, the sub-advisory fees, and the level of service provided to the Funds; (ii) the representations made with respect to the financial strength of Marsico Capital;
(iii) the continued employment by Marsico Capital of the investment professionals then managing the assets of the Funds; (iv) the depth of management experience with respect to Marsico Capital's personnel following the change of control, including those persons who would be involved in the daily management of the Funds; (v) the strong investment record of Marsico Capital in managing the Funds; (vi) that Fund shareholders would not bear any costs associated with the proxy solicitation; and (vii) the greater efficiency in administering a standard form of contract. In making the decision to recommend approving the Interim Agreement and New Agreement, the factors that each Board considered most important were the absence of changes to the level of service provided to the Funds, the fact that the sub-advisory fee rate to be charged under the Interim Agreement and New Agreement were no higher than those rates under the Previous Agreement, the substantially similar scope and type of services provided under the Interim Agreement and New Agreement and the experience of Marsico Capital's advisory personnel. The Boards based their determinations in this regard on discussions with representatives of Bank of America, BAAI and Marsico Capital at the meetings and a review of materials presented by Bank of America, BAAI and Marsico Capital. These materials included a form of the Interim Agreement and New Agreement.


Information Regarding Marsico Capital

     Marsico Capital was established in 1997 by Thomas F. Marsico and TFM Holdings. It is a Delaware limited liability company. The principal source of Marsico Capital's income is professional fees received from providing continuing investment advice. Marsico Capital provides investment advice to registered mutual funds that are distributed to retail investors as well as mutual funds that serve as funding vehicles for variable life insurance policies and variable annuity contracts. Marsico Capital also provides investment advice to institutions and individuals and to private funds. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997, and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 through August 11, 1997. Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202.

     The Board of Directors of Marsico Capital is presently comprised of Thomas
F. Marsico, the Chairman and Chief Executive Officer; Barbara M. Japha, the President; Christopher J. Marsico, the Chief Operating Officer; Robert H. Gordon; Frank L. Gentry; and Owen G. Shell.

     Prior to the Transaction, the outstanding interests of Marsico Capital were held of record by TFM Holdings and Bank of America through its ownership of Marsico Management Holdings, LLC.

     Marsico Capital also provides investment advisory services to funds which are not members of the Nations Funds family. The shareholders of the funds of The Marsico Investment Fund -- Marsico Focus Fund, Marsico Growth & Income Fund, Marsico 21st Century Fund and Marsico International Opportunities Fund -- were asked to approve a new advisory agreement with Marsico Capital at meetings held on November 9, 2000.

     Appendix II sets forth the fees and other information regarding certain other investment companies sub-advised by Marsico Capital.

     The aggregate amount paid to Marsico Capital (or its predecessor) for each Fund (or its predecessor) for the period April 1, 1999 through March 31, 2000 was as follows: $1,601,756.65 for Nations Marsico Growth & Income Fund and $5,761,597.36 for Nations Marsico Focused Equities Fund. Nations Marsico 21st Century Fund has not yet completed a single fiscal year. Accordingly, the sub-advisory fees paid to Marsico Capital are not included here. The aggregate amount paid to Marsico Capital (or its predecessor) for all of the mutual funds in the Nations Funds family (or their predecessors) for the period April 1, 1999 through March 31, 2000 was $7,918,285.65.

     For the fiscal year ended March 31, 2000, Marsico Capital (or its predecessor) did not waive or otherwise reduce the compensation entitled to it for providing investment sub-advisory services to the Funds (or their predecessor).

     James B. Sommers, a Trustee of Reserves, Funds Trust and Nations Master Investment Trust, owns shares of Bank of America. No other officer or Trustee of Reserves, Funds Trust or Nations Master Investment Trust is an officer, employee, director, general partner or shareholder of BAAI, Marsico Capital or any of their affiliates.


Other Information

     BAAI serves as the investment adviser to the corresponding Master Portfolio of Nations Marsico Growth & Income Fund, Nations Marsico Focused Equities Fund and Nations Marsico 21st Century Fund. BAAI also serves as the Funds' co-administrator. BAAI is a wholly-owned subsidiary of Bank of America, N.A., which in turn is a wholly-owned banking subsidiary of Bank of America, a bank holding company organized in Delaware. Its address is 101 South Tryon Street, Charlotte, North Carolina 28255. Stephens Inc. serves as the Funds' principal underwriter and co-administrator. Its address is 111 Center Street, Little Rock, Arkansas 72201.

 FOR NATIONS MARSICO GROWTH & INCOME FUND AND NATIONS MARSICO FOCUSED EQUITIES
                      FUND SHAREHOLDERS ONLY -- APPROVAL OF
                            REORGANIZATION AGREEMENT


                               THE REORGANIZATION

Description of the Proposal


     At the Meetings, the shareholders of each of Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund will be asked to approve the Reorganization Agreement. If shareholder approval is obtained, and the other conditions to the closing of the Reorganization (the "Closing") are met, shareholders will receive shares of the same class of the corresponding Successor Fund equal in value to their holdings of Fund shares immediately before the Reorganization. Each Fund will then be terminated and liquidated.

     Each Successor Fund will have the same name, investment objective, investment adviser, investment sub-adviser, principal investment strategies and investment risks as its corresponding Fund. In addition, the Reorganization will not result in any change to the total operating expense ratios of the various classes of shares. Similarly, the features and services that are available to Fund shareholders today will continue to be available to Successor Fund shareholders after the Reorganization. However, the Successor Funds differ in some respects from the Funds, and these differences are described in more detail below.

     It is possible that a majority of a Fund's shareholders entitled to vote do not approve the Reorganization. In such a case, shareholders will retain their shares in their Fund and the Board of Trustees of Reserves will contemplate what further action is appropriate.

     The Meetings are scheduled for April 12, 2001, and the Reorganization, if approved, is expected to occur on or about June 8, 2001.


Description of the Reorganization Agreement

     The Reorganization Agreement is the governing document of the Reorganization. Among other things, it provides for (i) the transfer of all of the assets and liabilities of each Fund to its corresponding Successor Fund in exchange for shares of equal value of the same classes of the Successor Fund; and (ii) the distribution of such Successor Fund shares to shareholders of the respective Fund in liquidation of that Fund. The completion of the Reorganization is conditioned upon Reserves and Funds Trust receiving an opinion from Morrison & Foerster LLP that the exchange of shares contemplated under the Reorganization will be tax-free under federal income tax law. The Reorganization Agreement includes a number of other conditions for completion of the Reorganization, sets forth representations and warranties of the parties and describes the mechanics of the transaction.

     The Reorganization Agreement also provides that the Reorganization may be abandoned at any time before the Closing upon the mutual consent of Reserves and Funds Trust. At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by Fund shareholders: (i) the parties may, by written agreement authorized by the Board of Reserves and the Board of Funds Trust and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement; and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the Board of Trustees of Reserves or the Board of Trustees of Funds Trust with or without the approval of the parties' shareholders).

     Upon completion of the Reorganization, all outstanding shares of each Fund will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the corresponding Successor Fund. At Closing, the assets of each Fund will be transferred to the corresponding Successor Fund as described above.

     The Reorganization Agreement provides that BAAI and/or its affiliates will bear all customary expenses associated with the Reorganization. Neither the Funds nor their shareholders will not bear any of these costs.

     A copy of the Reorganization Agreement is available at no charge by calling or writing Reserves at the toll-free number or address listed on the first page of the Proxy. Copies of the Reorganization Agreement are also available at the SEC's website (www.sec.gov).

     THE BOARD OF TRUSTEES OF RESERVES UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE FOR THE REORGANIZATION AGREEMENT.


Reasons for the Reorganization

     The Reorganization offers several benefits to Fund shareholders:

   o The Reorganization is part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. Over time, management expects to reduce the number of registered investment companies in the Nations Funds family without necessarily impacting investment alternatives. Management believes that if it were permitted to operate the same number of mutual funds with fewer registered investment companies, certain efficiencies and benefits to shareholders in the Nations Funds family should accrue over the long term. These benefits may include, among other things, cost savings relating to the reduction of certain accounting, legal and securities registration costs.

   o The Successor Funds will be part of a Delaware business trust, which generally is viewed as having more advantages as a business form than a Massachusetts business trust like Reserves. As part of Funds Trust, the Successor Funds would have greater flexibility in their investment policies. Also, as part of Funds Trust, the Successor Funds would be governed under a more flexible charter document which could be amended by Funds Trust's Board without the necessity of soliciting shareholders, thereby otherwise saving costs relating to proxy solicitations on certain routine matters.

   o Neither Fund nor Successor Fund shareholders will bear any of the customary costs associated with the Reorganization, including solicitation costs.

     After the Reorganization there will be no change to the investment adviser or sub-adviser who currently manage each Fund. In addition, the Reorganization will not result in any change to the total operating expense ratios of the various classes of each Fund. Similarly, the features and services that are available to Fund shareholders today will also be available to Successor Fund shareholders after the Reorganization. The exchange of shares in the Reorganization is expected to be tax-free under federal law.


Board Consideration

     The Board of Trustees of Reserves unanimously voted to approve the Reorganization Agreement at a meeting held on August 23, 2000. During deliberations, the Board (with the advice and assistance of independent counsel) reviewed and considered, among other things: (1) the various aspects of the Reorganization and the Reorganization Agreement; (2) the Reorganization as part of a broader initiative to streamline the operations of the Nations Funds family; (3) the fact that the Successor Funds, as part of Funds Trust, would have greater flexibility in their investment policies and would be governed under a more flexible charter document which could be amended by the Board without the necessity of soliciting shareholders, thereby otherwise saving costs relating to proxy solicitations on certain routine matters; (4) the investment objective, principal investment strategies and investment risks of the Funds and their corresponding Successor Funds are identical; (5) the anticipated tax-free nature of the exchange of shares in the Reorganization; (6) the fact that total operating expense ratios charged to each Successor Fund class after the Reorganization would be no higher than that of the corresponding Fund class prior to the Reorganization; (7) the fact that the expenses associated with the Reorganization would not be borne by Fund or Successor Fund shareholders; (8) that shareholders would remain invested in the Fund if a Fund's shareholders did not approve the Reorganization; (9) potential benefits of the Reorganization, if any, to other persons, including BAAI and its affiliates (e.g., the benefit of consolidating resources within BAAI and its affiliates); and (10) the efficiencies incurred by combining this proposal with the request for the approval of the New Agreement for Marsico Capital for which management is required by law to proxy Fund shareholders.

     Based upon its evaluation of the information presented to it, and in light of their fiduciary duties under federal and state law, the Board of Trustees of Reserves, including all of the Non-Interested Trustees, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of each Fund, and that the shares of each Fund will not be diluted as a result of the Reorganization.

     THE BOARD OF TRUSTEES OF RESERVES UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE TO APPROVE THE REORGANIZATION AGREEMENT.

Comparison of the Funds and Successor Funds


     As noted above, there are some differences between the Funds and their corresponding Successor Funds, which are summarized below:

   o After the Reorganization, Fund shareholders will hold shares in series of Funds Trust, a registered investment company in the Nations Funds family. Unlike Reserves, which is a Massachusetts business trust, Funds Trust is a Delaware business trust.

   o The Funds and the Successor Funds will have somewhat different fundamental and non-fundamental investment policies. As part of Funds Trust, the successor Funds will have greater flexibility in their investment policies.


Comparison of Forms of Business Organization

     Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing documents fill in most of the gaps and typically create additional operational rules and restrictions that funds must follow. As noted, Reserves is a Massachusetts business trust. The proposed Reorganization would reorganize each Fund into series of Funds Trust, which is a Delaware business trust. There are few differences between these forms of organization, although one advantage to a Delaware business trust is its potentially greater flexibility. Generally, under Delaware business trust law, a mutual fund's governing instrument, called a declaration of trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, mutual funds organized in Delaware generally have more flexibility in their operations and certainty about any operational restrictions because the restrictions are written in the fund's declaration of trust.

     The following discussion outlines some of the differences between the state law and charter documents that currently govern Reserves's Funds and that which apply to the Successor Funds as series of Funds Trust.

   o The Board of Trustees. The Successor Funds will be governed by a Board of Trustees. The Board of Funds Trust will have eleven Trustees, ten of whom currently serve as Trustees of Reserves with the eleventh currently serving in an advisory capacity to the Board of Trustees of Reserves.

   o Governing Documents. Massachusetts and Delaware business trusts are governed by similar sets of documents, each called a declaration of trust and by-laws. These governing documents are generally similar, although there are some differences. For example, Funds Trust's Declaration of Trust, as permitted by Delaware law, provides that shareholders of series of Funds Trust would be entitled to vote on mergers, acquisitions and consolidations involving such series, only to the extent required by federal securities law. By limiting mandatory shareholder votes to those matters expressly required under the federal securities laws, the Funds will save costs by not having to schedule special shareholder meetings and solicit shareholder proxies. Although shareholders of series of Funds Trust will no longer have certain rights outlined above, it is anticipated that the Successor Funds will benefit from a reduction in expenses associated with potential proxy solicitations on these matters.

   o Shareholder Liability. Under Massachusetts law, and correspondingly Reserves's Declaration of Trust, shareholders may, under certain circumstances, be personally liable for the debts and obligations of Reserves. By contrast, under Delaware law, interestholders of a Delaware business trust like Funds Trust are not liable for the debts and obligations of Funds Trust.


Comparison of Investment Policies and Restrictions

     Each Fund's investment objective, principal investment strategies and investment risks will not change as a result of the Reorganization. However, as noted, the Successor Funds will have a more streamlined set of fundamental and non-fundamental investment policies and restrictions. Some of each Fund's current investment policies and restrictions may limit its portfolio manager from investing in a security that is both consistent with the investment objective of such Fund and that may be a good investment. One reason for changing some of these investment policies is to remove restrictions that unnecessarily hamper the portfolio manager's investment discretion. Many of these restrictions were put in place by the Funds as a result of the directives of various state securities commissions. Changes to federal securities laws have superseded these directives. Another reason is the desire to migrate towards uniform investment policies for all funds in the Nations Funds family.

     For a detailed comparison of the fundamental investment policies and limitations of the Funds and Successor Funds, see Appendix I to this Proxy.

                  OTHER INFORMATION ABOUT THE REORGANIZATION

Investment Adviser and Other Service Providers

     The Funds and Successor Funds have the same service providers. Upon completion of the Reorganization, these service providers will continue to serve the Successor Funds in the capacities indicated below.



        Service Providers for the Fund and the Successor Fund
  Investment Adviser               BAAI
  Investment Sub-Adviser           Marsico Capital Management,
                                   LLC
  Distributor                      Stephens Inc.
  Co-Administrator                 BAAI
  Co-Administrator                 Stephens Inc.
  Sub-Administrator                The Bank of New York
  Custodian                        The Bank of New York
  Transfer Agent                   PFPC Inc.
  Sub-Transfer Agent               Bank of America, N.A.
                                   (for Primary A and B shares only)
  Independent Auditors             PricewaterhouseCoopers LLP

     BAAI and the Funds are currently seeking an exemptive order from the SEC that would permit BAAI to engage a different or additional sub-adviser for a Fund or to continue the engagement of a sub-adviser who has experienced a change in its ownership or corporate structure or under an agreement that has materially changed, with the approval of the respective Fund's Board, but without submitting the sub-advisory change to a vote of the Fund's shareholders, under certain circumstances. If this exemptive order is granted and the proposed Reorganization is approved, the Funds or BAAI will inform shareholders of any such sub-advisory change, which may include: (i) engaging new or additional sub-advisers; (ii) terminating or replacing one or more sub-advisers; or (iii) materially amending an existing sub-advisory agreement. Until this exemptive order is granted and the proposed Reorganization is approved, consistent with applicable law, the Funds will continue to submit any such sub-advisory changes to the Funds' shareholders for approval.


Comparison of Fees and Expenses

     The Reorganization will not result in any change to the total operating expense ratios of the various classes.

Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other Shareholder Transactions and Services

     As a result of the Reorganization, Fund shareholders will hold shares of the same class of the corresponding Successor Fund that they held in each Fund. For example, a Fund shareholder who owns Investor A shares will, immediately after the Reorganization, hold Investor A shares in the corresponding Successor Fund. Accordingly, all of the purchase, redemption, distribution and exchange policies and other shareholder transactions and services applicable to a shareholder's share class will remain unaffected and unchanged by the Reorganization. As noted, no sales charge or sales load will be imposed in connection with the exchange of shares in the Reorganization.


Accounting Treatment of the Reorganization

     The Successor Funds will become the accounting successor of their corresponding Fund as of the Closing, which means that the financial statements and performance history of each Fund and its classes will become those of the corresponding Successor Fund and its corresponding classes as though such financial statements and performance history were that Successor Fund's own.


Federal Income Tax Consequences

     As noted, the exchange of shares in the Reorganization is expected to be tax free under federal income tax law.

     The following discussion summarizes the material federal income tax consequences of the Reorganization that are applicable to Fund shareholders. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. A Fund shareholder's tax treatment may vary depending upon his or her particular situation.

     The obligation of the Funds and the Successor Funds to consummate the Reorganization is conditioned upon the receipt by Reserves and Funds Trust of an opinion of Morrison & Foerster LLP. Such opinion must be reasonably acceptable to Reserves and Funds Trust substantially to the effect that, on the basis of the representations set forth or referred to in the opinion, the Reorganization, with respect to each Fund and its corresponding Successor Fund, will be treated for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code and that the Fund and its corresponding Successor Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code. Provided that the Reorganization so qualifies and each Fund and its corresponding Successor Fund are so treated:

   o Neither the Funds nor the Successor Funds will recognize any gain or loss as a result of the Reorganization.

   o A Fund shareholder will not recognize any gain or loss as a result of the receipt of Successor Fund shares in exchange for such shareholder's Fund shares pursuant to the Reorganization.

   o A Fund shareholder's aggregate tax basis for the Successor Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Fund shares held immediately before the Reorganization.

   o A Fund shareholder's holding period for the Successor Fund shares received pursuant to the Reorganization will include the period during which the Fund shares are held.

     The tax opinion of Morrison & Foerster LLP described above is based upon facts, representations and assumptions to be set forth or referred to in the opinion, and on the continued accuracy and completeness of representations made by Reserves, on behalf of the Funds, and Funds Trust, on behalf of the Successor Funds, including representations in certificates to be delivered to Morrison & Foerster LLP by the management of each of Reserves and Funds Trust, which if incorrect in any material respect would jeopardize the conclusions reached by Morrison & Foerster LLP in the opinion. In addition, in the event that Reserves and Funds Trust are unable to obtain the tax opinion, they are permitted under the Reorganization Agreement to waive the receipt of such tax opinion as a condition to their obligation to consummate the Reorganization.

     Certain shareholders, including insurance companies, tax-exempt organizations, financial institutions or broker-dealers, a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof, a holder of Fund shares as part of a hedge, straddle or conversion transaction, or a person that does not hold Fund shares as a capital asset at the time of the Reorganization may also be subject to special rules not discussed below.

     Neither Reserves nor Funds Trust has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service may adopt positions contrary to that discussed below and such positions could be sustained. A Fund shareholder is urged to consult with its own tax advisors and financial planners as to the particular tax consequences of the Reorganization to the Fund shareholder, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Regardless of whether the acquisition of the assets and liabilities of each Fund by the corresponding Successor Fund qualifies as a tax-free reorganization as described above, the sale of securities by the Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable distribution to Fund shareholders.

     Since its formation, each Fund and Successor Fund believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each Fund and Successor Fund believes it has been, and expects to continue to be, relieved of federal income tax liability on its taxable income distributions to its shareholders.

                                 VOTING MATTERS


General Information


     This Proxy is being furnished in connection with the solicitation of proxies for the Meetings by the Boards. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Reserves and Funds Trust also may solicit proxies by telephone or otherwise. In this connection, Reserves and Funds Trust have retained ADP Proxy Services to assist in the solicitation of proxies. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; (2) by fax, by marking, signing, dating and faxing the enclosed proxy ballot(s) to ADP Proxy Services at (704) 388-2641; (3) by phone at (800) 690-6903; or 4) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting to Reserves and/or Funds Trust a written notice of revocation addressed to Reserves and/or Funds Trust at the address shown on the cover page of this Proxy, or a subsequently executed proxy or by attending the Meetings and voting in person.

     Any expenses incurred as a result of hiring ADP Proxy Services or any other proxy solicitation agent will be borne by BAAI and/or its affiliates.

     Only shareholders of record at the close of business on January 15, 2001 will be entitled to vote at the Meetings. On that date, xxx,xxx,xxx shares of Nations Marsico Growth & Income Fund, xxx,xxx,xxx shares of Nations Marsico Focused Equities Fund and xxx,xxx,xxx shares of Nations Marsico 21st Century Fund were outstanding and entitled to be voted. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

     If the accompanying proxy ballot(s) is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.


Quorum

     A quorum is constituted with respect to Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of each Fund entitled to vote at their Meetings. A quorum is constituted with respect to Nations Marsico 21st Century Fund by the presence in person or by proxy of the holders of one-third of the outstanding shares of such Fund entitled to vote at the Meeting.

     For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the New Agreement and the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     In the event that a quorum is not present for any of the Meetings, or in the event that a quorum is present at such Meetings but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).


Shareholder Approval

     The 1940 Act requires that the New Agreement must be approved by a "majority of the outstanding shares" of a Fund. The 1940 Act defines the term "majority of the outstanding shares" to mean the lesser of: (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or (ii) more than 50% of the outstanding shares of the Fund. With respect to Nations Marsico Growth & Income Fund, Nations Marsico Focused Equities Fund and Nations Marsico 21st Century Fund, the New Agreement must be approved by a majority of the outstanding interests in the corresponding Master Portfolio. Each of Nations Marsico Growth & Income Fund, Nations Marsico Focused Equities Fund and Nations Marsico 21st Century Fund will cast its interests in its corresponding Master Portfolio in the same proportion as those votes present and cast at the Meeting of each such Fund's shareholders, assuming that such Meetings are convened with a quorum of shareholders.

     If the New Agreement is not approved by May 31, 2001, Marsico Capital would be entitled to receive for the period covered by the Interim Agreement a portion of such compensation that equals its costs incurred in providing services under the Interim Agreement (plus interest earned on that amount while in escrow). If the New Agreement is not approved for a Fund, the Board will consider what further action is appropriate.

     The Reorganization Agreement must be approved by a majority of the shares of each relevant Fund present at the Meetings in person or by proxy.

     A vote of the shareholders of the Successor Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.

Principal Shareholders

     The table below shows the name, address and share ownership of each person known to Reserves and Funds Trust to have ownership with respect to 5% or more of a class of a Fund as of January 15, 2001. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to Reserves and/or Funds Trust to own such shares beneficially is designated by an asterisk.


                                                                                Percentage of
                                Class; Amount of    Percentage    Percentage      Fund Post
  Fund    Name and Address        Shares Owned       of Class      of Fund         Closing
-------   ------------------   -----------------   -----------   -----------   --------------
  [TBD]


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of January 15, 2001, Bank of America, N.A. had voting control of [ ]% of Nations Marsico Growth & Income Fund's outstanding shares, [ ]% of Nations Marsico Focused Equities Fund's outstanding shares and
[ ]% of Nations Marsico 21st Century Fund's outstanding shares. Accordingly, the Bank of America may be considered to "control" such Funds. The address of Bank of America, N.A. is: 1401 Elm Street, 11th Floor, Dallas, TX 75202-2911. Bank of America, N.A.'s control is likely to increase the chance that the Funds' shareholders will approve the proposed items.

     As of January 15, 2001, the officers and Trustees of each of Reserves and Funds Trust, together, owned less than 1% of any class of a Fund.


Annual Meetings and Shareholder Meetings

     Neither Reserves nor Funds Trust presently holds annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

                                 OTHER BUSINESS


     The Boards know of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.



                              SHAREHOLDER INQUIRIES


     Shareholder inquiries may be addressed to Reserves and/or Funds Trust in writing at the address, or by phone at the phone number, on the cover page of this Proxy.


                                    *  *  *


     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY FAX, TELEPHONE OR ON-LINE.

     RESERVES AND/OR FUNDS TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE MARCH 31, 2000 ANNUAL REPORT AND THE SEPTEMBER 30, 2000 SEMI-ANNUAL REPORT FOR NATIONS MARSICO GROWTH & INCOME FUND, NATIONS MARSICO FOCUSED EQUITIES FUND AND NATIONS MARSICO 21ST CENTURY FUND TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO:
NATIONS RESERVES OR NATIONS FUNDS TRUST, ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, N.C. 28255 OR BY TELEPHONE AT 1-800-321-7854.

                                   APPENDIX I


   COMPARISON OF FUNDAMENTAL POLICIES AND LIMITATIONS OF THE FUNDS AND
                               THE SUCCESSOR FUNDS


                Fundamental Investment Policies and Limitations


 The Funds may not:                                     The Successor Funds may not:
 1. Underwrite any issue of securities within the       1. Underwrite any issue of securities within the
    meaning of the 1933 Act except when a Fund             meaning of the 1933 Act except when it might
    might technically be deemed to be an                   technically be deemed to be an underwriter
    underwriter either (a) in connection with the          either (a) in connection with the disposition of
    disposition of a portfolio security, or (b) in         a portfolio security, or (b) in connection with
    connection with the purchase of securities             the purchase of securities directly from the
    directly from the issuer thereof in accordance         issuer thereof in accordance with its investment
    with its investment objective. This restriction        objective. This restriction shall not limit the
    shall not limit the Fund's ability to invest in        Fund's ability to invest in securities issued by
    securities issued by other registered investment       other registered investment companies.
    companies.

 2. Purchase or sell real estate, except a Fund may     2. Purchase or sell real estate, except a Fund may
    purchase securities of issuers which deal or           purchase securities of issuers which deal or
    invest in real estate and may purchase securities      invest in real estate and may purchase securities
    which are secured by real estate or interests in       which are secured by real estate or interests in
    real estate.                                           real estate.

 3. Purchase or sell commodities, except that a         3. Purchase or sell commodities, except that a
    Fund may to the extent consistent with its             Fund may to the extent consistent with its
    investment objective, invest in securities of          investment objective, invest in securities of
    companies that purchase or sell commodities or         companies that purchase or sell commodities or
    which invest in such programs, and purchase            which invest in such programs, and purchase
    and sell options, forward contracts, futures           and sell options, forward contracts, futures
    contracts, and options on futures contracts. This      contracts, and options on futures contracts. This
    limitation does not apply to foreign currency          limitation does not apply to foreign currency
    transactions including without limitation              transactions including without limitation
    forward currency contracts.                            forward currency contracts.


 4. Purchase any securities which would cause 25%         4. Purchase any securities which would cause 25%
    or more of the value of its total assets at the          or more of the value of its total assets at the
    time of purchase to be invested in the securities        time of purchase to be invested in the securities
    of one or more issuers conducting their                  of one or more issuers conducting their
    principal business activities in the same                principal business activities in the same
    industry, provided that: (a) there is no limitation      industry, provided that: (a) there is no limitation
    with respect to obligations issued or guaranteed         with respect to obligations issued or guaranteed
    by the U.S. Government, any state or territory           by the U.S. Government, any state or territory
    of the United States, or any of their agencies,          of the United States, or any of their agencies,
    instrumentalities or political subdivisions, and         instrumentalities or political subdivisions, and
    (b) notwithstanding this limitation or any other         (b) notwithstanding this limitation or any other
    fundamental investment limitation, assets may            fundamental investment limitation, assets may
    be invested in the securities of one or more             be invested in the securities of one or more
    management investment companies to the                   management investment companies to the
    extent permitted by the 1940 Act, the rules and          extent permitted by the 1940 Act, the rules and
    regulations thereunder and any exemptive relief          regulations thereunder and any exemptive relief
    obtained by the Funds.                                   obtained by the Funds.

 5. Make loans, except to the extent permitted by         5. Make loans, except to the extent permitted by
    the 1940 Act, the rules and regulations                  the 1940 Act, the rules and regulations
    thereunder and any exemptive relief obtained             thereunder and any exemptive relief obtained
    by the Funds.                                            by the Funds.

 6. Borrow money, issue senior securities or              6. Borrow money or issue senior securities except
    mortgage, pledge or hypothecate assets except            to the extent permitted by the 1940 Act, the
    to the extent permitted by the 1940 Act, the             rules and regulations thereunder and any
    rules and regulations thereunder and any                 exemptive relief obtained by the Funds.
    exemptive relief obtained by the Funds.


 7. Except for the Marsico Focused Equities Fund,       7. Except for Nations Marsico Focused Equities
    purchase securities (except securities issued or       Fund, purchase securities (except securities
    guaranteed by the U.S. Government, its                 issued or guaranteed by the U.S. Government,
    agencies or instrumentalities) of any one issuer       its agencies or instrumentalities) of any one
    if, as a result, more than 5% of its total assets      issuer if, as a result, more than 5% of its total
    will be invested in the securities of such issuer      assets will be invested in the securities of such
    or it would own more than 10% of the voting            issuer or it would own more than 10% of the
    securities of such issuer, except that (a) up to       voting securities of such issuer, except that
    25% of its total assets may be invested without        (a) up to 25% of its total assets may be
    regard to these limitations and (b) a Fund's           invested without regard to these limitations and
    assets may be invested in the securities of one        (b) a Fund's assets may be invested in the
    or more management investment companies to             securities of one or more management
    the extent permitted by the 1940 Act. The              investment companies to the extent permitted
    Marsico Focused Equities Fund may not                  by the 1940 Act, the rules and regulations
    purchase securities of any one issuer (other than      thereunder and any exemptive relief obtained
    U.S. Government Obligations) if, immediately           by the Funds.
    after such purchase, more than 25% of the
    value of a Fund's total assets would be invested
    in the securities of one issuer, and with respect
    to 50% of such Fund's total assets, more than
    5% of its assets would be invested in the
    securities of one issuer.


                                   APPENDIX II



                                                                                                              Sub-Advisory
                                                                   Assets in Millions          Total             Fee to
                                                                 (as of July 31, 2000)     Advisory Fee     Marsico Capital
                                                                -----------------------   --------------    ---------------
Marsico Focus Fund ..........................................                                   0.85%            0.85%
Marsico Growth & Income Fund ................................                                   0.85%            0.85%
Marsico 21st Century Fund ...................................                                   0.85%            0.85%
Marsico International Opportunities Fund ....................                                   0.85%            0.85%
Marsico Capital Growth Portfolio, a series of American
  Skandia Advisor Funds, Inc. ...............................          $ 1,887.7                0.90%            0.45%
Marsico Capital Growth Fund, a series of American
  Skandia Advisory Funds, Inc. ..............................          $ 1,073.6                1.00%            0.45%
Style Select Series Focus Portfolio Fund ....................          $   645.9                0.85%            0.40%
Style Select Focused Growth & Income Portfolio Fund .........          $   103.4                1.00%            0.45%
Seasons Series Trust Focus Growth Portfolio
  Variable Annuity ..........................................          $     5.0                1.00%            0.40%*
Frank Russell Investment Company Equity I fund ..............          $   126.4                0.55%            0.35%
Frank Russell Investment Company Diversified
  Equity Fund ...............................................          $   124.2                0.73%            0.35%
Enterprise Capital Appreciation Fund ........................          $   285.6                0.75%            0.45%
Enterprise Accumulation Trust Variable Annuity ..............          $    68.7                0.75%            0.45%

--------
* A $100,000 bonus fee may be payable annually to the sub-adviser based upon performance.

                              Nations Funds Trust
                                 Exhibit Index

Exhibit No.                   Description
-----------                   -----------
EX-1                          Form of Proxy Ballot